UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Brickell Avenue, 31st Floor Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

6.50% Notes due 2025	WHFBZ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

PRELIMINARY ESTIMATES OF CERTAIN FINANCIAL HIGHLIGHTS

WhiteHorse Finance, Inc. (the “Company”) today announced certain preliminary estimates of its financial results for the quarter ended September 30, 2021.

•	As of October 20, 2021, the Company estimates net asset value as of September 30, 2021 to be in the range of $15.44 to $15.48 per share.

•	As of October 20, 2021, the Company estimates net investment income for the three months ended September 30, 2021 to be in the range of $0.355 to $0.375 per share.

•	As of October 20, 2021, the Company estimates core net investment income(1) for the three months ended September 30, 2021 to be in the range of $0.362 to $0.382 per share.

•	As of October 20, 2021, the Company estimates net increase in net assets resulting from operations for the three months ended September 30, 2021 to be in the range of $0.37 to $0.41 per share.

(1)	As a supplement to accounting principles generally accepted in the United States of America (“GAAP”), the Company has provided information relating to “core net investment income”, which is a non-GAAP financial measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). As of October 20, 2021, the Company estimates the accrual of the capital gains incentive fee for the three months ended September 30, 2021 to be in the range of $0.004 to $0.009 per share. As of October 20, 2021, the Company estimates there were no excise or other income taxes related to net realized gains and losses nor any costs incurred with the refinancing of its indebtedness for the three months ended September 30, 2021. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

These estimates are subject to the completion of the Company’s financial closing procedures and are not a comprehensive statement of its financial position, results of operations or cash flows for the quarter ended September 30, 2021. Final results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, as well as any subsequent events, including the discovery of information affecting fair values of its portfolio investments as of September 30, 2021, arising between the date hereof and the completion of the Company’s financial statements and the filing of its quarterly report on Form 10-Q for the quarter then ended.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of the Company’s management. Crowe LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Crowe LLP does not express an opinion or any other form of assurance with respect thereto. The Company’s third quarter earnings results are expected to be released on or about November 9, 2021.

The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On October 20, 2021, the Company issued a press release announcing that it has commenced an underwritten public offering of its common stock. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1*	Press Release of WhiteHorse Finance, Inc. dated October 20, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2021	WHITEHORSE FINANCE, INC.

/s/ Joyson C. Thomas
	By:	Joyson C. Thomas
	Title:	Chief Financial Officer